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                                                                 Exhibit 10.3

                                SECOND AMENDMENT TO
                           AGREEMENT OF PURCHASE AND SALE

     THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE ("Amendment") is made and entered into as of this 20th day of April, 1998, by and between CLAREMONT HOTEL L.L.C., a Delaware limited liability company, and HARSCH INVESTMENT CORP., an Oregon corporation (Claremont Hotel L.L.C. and Harsch Investment Corp. are hereinafter sometimes collectively referred to as "Seller"), and KSL CLAREMONT RESORT, INC., a Delaware corporation ("Buyer").

                                      RECITALS

     A. Seller and KSL Recreation Group, Inc., predecessor in interest to Buyer, have entered into that certain Agreement of Purchase and Sale, dated as of March 5, 1998, as amended (the "Purchase Agreement"), for the purchase and sale of that certain real property in Oakland, California, commonly known as the Claremont Resort & Spa ("Property"), and more particularly described in the Purchase Agreement. Any terms not defined herein shall have the meaning set forth in the Purchase Agreement.

     B. Seller and Buyer now desire to amend the Purchase Agreement pursuant to the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the respective agreements hereinafter set forth, the parties hereto agree as follows:

     1.   AMENDMENT TO PURCHASE AGREEMENT.

          (a) EXHIBITS AND SCHEDULES. Seller and Buyer acknowledge and agree that the exhibits and schedules to the Purchase Agreement have been revised and updated as set forth on the attached LIST OF EXHIBITS AND SCHEDULES. In connection therewith and notwithstanding anything to the contrary contained in the Purchase Agreement, Seller and Buyer hereby agree that:

               (i) EXHIBITS C-1 AND G, and SCHEDULES 1, 5 and 7 of the Purchase Agreement are hereby deleted in their entirety and the respective Exhibits and Schedules attached hereto shall be substituted therefor; and

               (ii) SCHEDULE 4 attached hereto is incorporated in and made a part of the Purchase Agreement.

     2.   MISCELLANEOUS.

          (a) If any provisions of this Amendment conflict with any portion of the Purchase Agreement, the terms of this Amendment shall govern.



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          (b)  Except as expressly amended and modified herein, the Purchase
Agreement is and remains in full force and effect in accordance with its terms. Except as otherwise expressly set forth herein, this Amendment shall not be construed to waive, relinquish, amend or modify any rights or remedies of either Seller or Buyer under the Purchase Agreement.

          (c) This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended or modified except by a written instrument signed by each party hereto. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

          SELLER:                       CLAREMONT HOTEL L.L.C.,
                                        a Delaware limited liability company


                                        By:       /s/
                                           ---------------------------------
                                             Thomas E. Eyer
                                        Its: Senior Vice President




                                        HARSCH INVESTMENT CORP.,
                                        an Oregon corporation


                                        By:       /s/
                                           ---------------------------------
                                             Harold J. Schnitzer
                                        Its: President



                    BUYER:              KSL CLAREMONT RESORT, INC.,
                                        a Delaware corporation


                                        By:       /s/
                                           ---------------------------------
                                             Scott M. Dalecio
                                        Its: President


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